UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2026

Gen Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-17781 (Commission File Number)			77-0181864 (I.R.S. Employer Identification Number)
60 E. Rio Salado Parkway,		Suite 1000,
	Tempe,	Arizona	85281
(Address of principal executive offices and zip code)
	(650)	527-8000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol	Name of each exchange on which registered
Common Stock,	par value $0.01 per share	GEN	The Nasdaq Stock Market LLC
Contingent Value Rights		GENVR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On September 28, 2026, Vincent Pilette, Chief Executive Officer of Gen Digital Inc. (the "Company"), published a social media post on LinkedIn addressing the Company's acquisition strategy and certain of the Company's financial outlook and guidance. A copy of of the post is furnished as Exhibit 99.1 here and incorporated into this Item 7.01 by reference.

General

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as expressly set forth by reference in such filing.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act relating to, among other things, the Company’s acquisition strategy, the potential benefits and returns of acquisitions and partnerships, the Company’s business strategy and investments in technology and artificial intelligence, its growth and financial performance, its fiscal 2027 revenue-growth and non-GAAP EPS growth outlook, the expected performance of the quarter ending October 2, 2026 and fiscal 2027, and the Company’s plans to pursue future investments, partnerships and acquisitions. These statements may be identified by words such as “expect,” “will,” “continue,” “outlook,” “guidance,” “on track,” “potential,” “accretive,” “plan” and similar expressions, although the absence of these words does not mean that a statement is not forward-looking.

These statements are based on current expectations and are subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from results expressed or implied, including risks related to identifying, negotiating, financing, completing and integrating acquisitions; realizing anticipated synergies, efficiencies, accretion or returns; achieving the Company’s guidance and outlook; executing its business strategy; and general business and macroeconomic conditions, as well as other risks described in the “Risk Factors” sections of the Company’s most recent reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. We assume no obligation, and do not intend, to update these forward-looking statements as a result of future events or developments.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	LinkedIn Social Media Post dated September 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of September, 2026.

Gen Digital Inc.

By:	/s/ Bryan S. Ko
Bryan S. Ko
Chief Operating Officer, Chief Legal Officer and Secretary